SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported) November 8, 2000




                              QUALITY STORES, INC.
               (Exact name of registrant as specified in charter)




 Delaware                           0-24902                 42-1425562
 (State or other                (Commission file            (IRS employer
 jurisdiction of                   number)                  identification no.)
 incorporation)




455 E. Ellis Road, Muskegon, MI                                  49443
(Address of principal executive offices)                       (Zip code)




Registrant's telephone number, including area code: (616) 798-8787




                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

On November 8, 2000, Quality Stores, Inc. (the "Company") issued a press release relating to the naming of Jerry D. Horn as its Chairman, President and Chief Executive Officer. A copy of the press release is attached to this report as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

 (c) Exhibits.

     The following document is filed as an exhibit to this report:

     Exhibit No.           Description

     99.1                  Press Release, dated November 8, 2000



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      QUALITY STORES, INC.




                                      By: /s/ Denny L. Starr
                                          Denny L. Starr
                                          Senior Vice-President, Finance and
                                          Chief Financial Officer
Date: November 10, 2000


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